UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 16, 2009

CONFEDERATE MOTORS, INC.
 (Exact name of Registrant as specified in its charter)

Delaware	333-130858	26-4182621
(State or other jurisdiction Identification No.)	(Commission File Number)	(I.R.S. Employer incorporation)

2222 5th Avenue South, Birmingham, AL 35233
(Address of principal executive offices)
(Zip Code)

(205) 324-9888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 16, 2009, Paolo Chiaia submitted a letter of resignation notifying us that he resigned from the position of director of Confederate Motors, Inc. (the “Company”), effective September 16, 2009. Mr. Chiaia’s resignation was due to personal reasons, and not the result of any disagreement with the Company or any officers or directors of the Company.

ITEM 9.01 EXHIBITS.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 25, 2009	Confederate Motors, Inc.
	By:	/s/ H. Matthew Chambers
H. Matthew Chambers Chief Executive Officer